Exhibit 10.1

EXECUTION COPY

SECOND AMENDMENT TO AMENDED AND RESTATED

CREDIT AGREEMENT AND WAIVER

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER (this “Amendment”), dated as of August 5, 2005, is by and among THE PANTRY, INC., a Delaware corporation, (the “Borrower”), those Domestic Subsidiaries of the Borrower identified as a “Guarantor” on the signature pages hereto (individually a “Guarantor” and collectively the “Guarantors”), the Lenders party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WITNESSETH

WHEREAS, the Borrower, the Guarantors, the several banks and other financial institutions as may from time to time become parties thereto, and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of March 12, 2004 (as previously amended, modified or supplemented and as further amended, modified, supplemented, restated or amended and restated from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement);

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as more fully set forth herein;

WHEREAS, the Borrower has notified the Administrative Agent and the Lenders that (1) Events of Default exist under the Credit Agreement as a result of the failure of the representations contained in Sections 3.3 and 3.18 of the Credit Agreement to be true and correct when made as such representations relate to financial statements and related certificates delivered by the Borrower for Fiscal Years 2003 and 2004; (2) Events of Default exist under the Credit Agreement as a result of the failure of the representation contained in Section 3.20 of the Credit Agreement to be true and correct when made as such representation relates to Indebtedness incurred pursuant to the Sale Leaseback Transaction and certain other sale leaseback transactions entered into by the Credit Parties prior to the date hereof, previously characterized as Operating Leases, that have been re-characterized as Capital Leases (collectively, with the Sale Leaseback Transaction, the “Existing Sale Leaseback Transactions”); (3) Events of Default exist under the Credit Agreement as a result of the Borrower’s failure to deliver quarterly and annual financial statements and related certificates which fairly present, in all material respects, the financial condition of the Borrower and its Subsidiaries, as required by Sections 5.1(a), (b) and (c) of the Credit Agreement; (4) an Event of Default exists under the Credit Agreement as a result of Borrower’s failure to deliver a notice of Default within the time period provided pursuant to Section 5.1(h) of the Credit Agreement; (5) an Event of Default exists under the Credit Agreement as a result of Borrower’s failure to maintain proper books and records as required pursuant to Section 5.5(a) of the Credit Agreement; (6) Events of Default exist under the Credit

Agreement as a result of Borrower’s incurrence of Indebtedness pursuant to the Existing Sale Leaseback Transactions which is not permitted pursuant to Section 6.1 of the Credit Agreement; (7) an Event of Default exists under the Credit Agreement as a result of the guaranty of the Indebtedness incurred pursuant to the Existing Sale Leaseback Transactions, which guaranty is not permitted pursuant to Section 6.4 of the Credit Agreement; (8) an Event of Default exists under the Credit Agreement as a result of the Liens on the assets subject to the Existing Sale Leaseback Transactions, which Liens are not permitted pursuant to Section 6.2 of the Credit Agreement; (the Events of Default referred to in clauses (1)-(8) above, collectively, the “Acknowledged Events of Defaults”); and (9) Events of Default exist under the Credit Agreement as a result of the Borrower’s failure to join certain Domestic Subsidiaries (the “Non-Joined Subsidiaries”) to the Credit Agreement as Additional Credit Parties as required pursuant to Section 5.9 of the Credit Agreement (the “Joinder Events of Default”);

WHEREAS, the Borrower has requested that the Required Lenders agree to waive the Acknowledged Events of Default on a one-time basis; and

WHEREAS, the Required Lenders have agreed to such amendments and are willing to grant such waivers, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Definition of Applicable Margin. All references to “Leverage Ratio” in the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement are hereby changed to refer to “Consolidated Pro Forma Leverage Ratio”.

1.2 Section 6.1(c). Section 6.1(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) the Borrower and its Subsidiaries may become and remain liable with respect to Indebtedness in respect of Capital Leases and Indebtedness incurred in the ordinary course of business to finance the cost of acquisition or the cost of construction, improvement or remodeling of an asset used in the business of the Borrower and its Subsidiaries; provided that (i) the principal amount of such Indebtedness does not exceed the sum of 100% of such cost of acquisition plus the reasonable fees and expenses incurred in connection therewith and (ii) any lien or encumbrance securing such Indebtedness is placed on such asset not more than 90 days after its acquisition or the completion of construction, improvement or remodeling, as the case may be;

1.3 Section 6.4. Section 6.4 of the Credit Agreement is hereby amended by adding the following clause (i) thereto and making corresponding grammatical corrections to the remaining clauses of Section 6.4:

(i) the Borrower and its Subsidiaries may become and remain liable with respect to Contingent Obligations with respect to Indebtedness of a Credit Party under Permitted Sale Leaseback Transactions.

1.4 Section 6.6(a). Section 6.6(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) Consolidated Pro Forma Leverage Ratio. The Consolidated Pro Forma Leverage Ratio, as of the last day of each Fiscal Quarter of the Borrower occurring during the periods indicated below, shall be less than or equal to the following:

Period	Ratio
Closing Date through September 29, 2004	4.75 to 1.00

September 30, 2004 through September 28, 2005	5.00 to 1.00

September 29, 2005 through September 27, 2006	4.75 to 1.00

September 28, 2006 through September 26, 2007	4.50 to 1.00

September 27, 2007 through September 24, 2008	4.25 to 1.00

September 25, 2008 and thereafter	4.00 to 1.00

1.5 Section 6.6(c). The introductory paragraph of Section 6.6(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c) Consolidated Capital Expenditures. Consolidated Capital Expenditures made during any Fiscal Year of the Borrower shall be less than or equal to the greater of (i) 35% of Consolidated Pro Forma EBITDA as of the end of the immediately preceding Fiscal Year or (ii) the amount set forth below with respect to such Fiscal Year:

ARTICLE II

WAIVER

2.1 Waiver of Events of Default.

Notwithstanding the provisions of the Credit Agreement to the contrary, the Lenders hereby waive, on a limited, one-time basis, (a) the Acknowledged Events of Default under the Credit Agreement, in each case, on or prior to the date hereof and (b) the Joinder Events of Default on or prior to the date hereof, so long as each Non-Joined Subsidiary shall be joined to the Credit Agreement as an Additional Credit Party as required pursuant to Section 5.9 of the Credit Agreement within 30 days of the date of this Amendment.

This Amendment shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Borrower with all terms and conditions of the Credit Agreement in all other instances, (iii) be deemed a waiver of any transaction or future action on the part of the Borrower requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (iv) except as waived hereby with respect to the Acknowledged Events of Default and the Joinder Events of Default, be deemed or construed to be a wavier or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

3.1 Closing Conditions.

This Amendment shall become effective as of the date first above written upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a) Executed Amendment. Receipt by the Administrative Agent of a copy of this Amendment duly executed by each of the Credit Parties and the Required Lenders.

(b) Fees. Receipt by the Administrative Agent of all fees and expenses of the Administrative Agent in connection with the arrangement, preparation, execution and delivery of this Amendment, including, without limitation, the fees and expenses of Moore & Van Allen PLLC.

ARTICLE IV

MISCELLANEOUS

4.1 Amended Terms. All references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The amendments to the Credit Agreement set forth in this Amendment shall be effective from and after the date of this Amendment and shall not be applied retroactively.

4.2 Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e) No Default or Event of Default (other than the Acknowledged Events of Default and the Joinder Events of Default) exists before or after giving effect to this Amendment.

4.3 Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Documents.

4.4 Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

4.5 Entirety. This Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.6 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

4.7 Survival. Except as expressly modified and amended in this Amendment, all of the terms and provisions and conditions of each of the Credit Documents shall remain unchanged.

4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.9 GOVERNING LAW. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH OF THE CREDIT PARTIES AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

4.10 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the Borrower, the Guarantors and the Required Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:	THE PANTRY, INC.,
a Delaware corporation

	By:	/s/ Daniel J. Kelly
	Name:	Daniel J. Kelly
	Title:	Chief Financial Officer, Vice President– Finance and Secretary

GUARANTORS:	R & H MAXXON, INC.,
a South Carolina corporation

	By:	/s/ Daniel J. Kelly
	Name:	Daniel J. Kelly
	Title:	Executive Vice President and Assistant Secretary

KANGAROO, INC.,
a Georgia corporation

	By:	/s/ Daniel J. Kelly
	Name:	Daniel J. Kelly
	Title:	Executive Vice President and Assistant Secretary

The Pantry, Inc.

Second Amendment and Waiver

ADMINISTRATIVE AGENT

AND LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By:	/s/ Michael R. Jordan
Name:	Michael R. Jordan
Title:	Managing Director

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):

Allstate Life Insurance Company

By:	/s/ Chris Goergen
Name:	Chris Goergen
Title:	Authorized Signatory

By:	/s/ Breege A. Farrell
Name:	Breege A. Farrell
Title:	Authorized Signatory

AIMCO CDO, Series 2000-A

By:	/s/ Chris Goergen
Name:	Chris Goergen
Title:	Authorized Signatory

By:	/s/ Breege A. Farrell
Name:	Breege A. Farrell
Title:	Authorized Signatory

AIMCO CLO, Series 2005-A

By:	/s/ Chris Goergen
Name:	Chris Goergen
Title:	Authorized Signatory

By:	/s/ Breege A. Farrell
Name:	Breege A. Farrell
Title:	Authorized Signatory

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P.,
Its:	Investment Manager

By:	Ares CLO GP VIII, LLC,
Its:	General Partner

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Vice President

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):

By:	Ares Enhanced Loan Management, L.P., Investment Manager

By:	Ares Enhanced Loan GP, LLC
Its:	General Partner

By:	/s/ Seth J. Brufsky
Name:	Seth J. Brufsky
Title:	Vice President

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):
ARES IV CLO LTD.

	By:	Ares CLO Management IV, L.P.
	Its:	Investment Manager

	By:	Ares CLO GP IV, LLC
	Its:	Managing Member

	By:	/s/ Seth J. Brufsky
	Name:	Seth J. Brufsky
	Title:	Vice President

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):
BRYN MAWR CLO, Ltd.
	By:	Deerfield Capital Management LLC as its Collateral Manager

	By:	/s/ Dale Burrow
	Name:	Dale Burrow
	Title:	Sr. Vice President

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):
Credit Industriel et Commercial

	By:	/s/ Anthony Rock	/s/ Marcus Edward
	Name:	Anthony Rock	Marcus Edward
	Title:	Vice President	Vice President

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):
FOREST CREEK CLO, Ltd
By: Deerfield Capital Management LLC as its Collateral Manager

	By:	/s/ Dale Burrow
	Name:	Dale Burrow
	Title:	Sr. Vice President

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):
FOXE BASIN CLO 2003, LTD.
By: GSO Capital Partners LP as Collateral Manager

	By:	/s/ Daniel H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):	Franklin CLO I, Limited

	By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):	Franklin CLO II, Limited

	By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):	Franklin CLO III, Limited

	By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):	FRANKLIN CLO IV, LIMITED

	By:	/s/ Alex Guang Yu
	Name:	Alex Guang Yu
	Title:	Authorized Signatory

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):	FRANKLIN TEMPLETION LIM DURATION INCOME TRUST

	By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):	Franklin Floating Rate Master Series

	By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):	FRANKLIN FLOATING RATE DAILY ACCESS FUND

	By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):	GSC PARTNERS GEMINI FUND LIMITED

	By:	GSCP (NJ), L.P., as Collateral Monitor
	By:	GSCP (NJ), INC., its General Partner

	By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory
GSC Partners

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):	INDOSUEZ CAPITAL FUNDING VI LIMITED
	By:	Lyon Capital Management LLC, As Collateral Manager

	By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Portfolio Manager

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):	ING PRIME RATE TRUST
	By:	ING Investment Management Co. as its investment manager

	By:	/s/ Theodore M. Haag
	Name:	Theodore M. Haag
	Title:	Vice President

ING SENIOR INCOME FUND
	By:	ING Investment Management Co. as its investment manager

	By:	/s/ Theodore M. Haag
	Name:	Theodore M. Haag
	Title:	Vice President

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):	Kitty Hawk Trust
	By:	Morgan Stanley Investment Management Inc. as Investment Manager

	By:	/s/ Christina Jamieson
	Name:	Christina Jamieson
	Title:	Executive Director

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):	LANDMARK CDO LTD

	By	Aladdin Capital Management LLC, as Manager

	By:	/s/ Angela Bozorgmir
	Name:	Angela Bozorgmir
	Title:	Director

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):	LCM I LIMITED PARTNERSHIP

	By:	Lyon Capital Management LLC, As Collateral Manager

	By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Portfolio Manager

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):	LCM III, Ltd.
	By:	Lyon Capital Management LLC, As Collateral Manager

	By:	/s/ Alexander B. Kenna
	Name:	Alexander B. Kenna
	Title:	Portfolio Manager

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):

LONG GROVE CLO, LIMITED
By:	Deerfield Capital Management LLC as its
Collateral Manager

By:	/s/ Dale Burrow
Name: Dale Burrow
Title: Sr. Vice President

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):

Morgan Stanley Prime Income Trust

By:	/s/ Elizabeth Bodisch
Name:	Elizabeth Bodisch
Title:	Authorized Signatory

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):

MUIRFIELD TRADING LLC

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):

Pacifica CDO II, Ltd.

By:	/s/ Amy Adler
Name:	Amy Adler
Title:	Associate

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):

Premium Loan Trust I, Ltd.

By:	/s/ Guia Trutter
Name:	Guia Trutter
Title:	Managing Director

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):

Raymond James Bank, FSB

By:	/s/ Thomas F. Macina
Name:	Thomas F. Macina
Title:	Senior Vice President

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):

ROSEMONT CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Dale Burrow
Name:	Dale Burrow
Title:	Sr. Vice President

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):

SEQUILS-Glace Bay, Ltd.
By: GSO Capital Partners LP as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):

SIERRA CLO I, LTD

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Chief Operating Officer Centre Pacific LLC (Manager)

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):

STANWICH LOAN FUNDING LLC

By:	/s/ M. Cristina Higgins
Name:	M. Cristina Higgins
Title:	Assistant Vice President

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):

Trumbull THC2 Loan Funding LLC, for itself or as agent for Trumbull THC2 CFPI Loan Funding LLC

By:	/s/ Janet Haack
Name:	Janet Haack
Title:	As Attorney-In-Fact

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):

VAN KAMPEN SENIOR INCOME TRUST
By: Van Kampen Asset Management

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):

VAN KAMPEN SENIOR LOAN FUND
By: Van Kampen Asset Management

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):

Venture CDO 2002, Limited
By its investment advisor, MJX Asset
Management LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

LENDERS (continued):

Venture II CDO 2002, Limited
By its investment advisor, MJX Asset
Management LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

LENDERS (continued):

Venture III CDO Limited
By its investment advisor, MJX Asset
Management LLC

By:	/s/ Hans Christensen
Name: Hans Christensen
Title: Chief Investment Officer

LENDERS (continued):

CREDIT SUISSE, CAYMAN ISLANDs BRANCH (f/k/a:
CREDIT SUISSE FIRST BOSTON, acting through its
Cayman Islands Branch)

By:	/s/ Vanessa Gomez
Name:	Vanessa Gomez
Title:	Vice President

By:	/s/ Karim Blasetti
Name:	Karim Blasetti
Title:	Associate

The Pantry, Inc.

Second Amendment and Waiver

LENDERS (continued):

GUARANTY BANK

By:	/s/ Michael Ansolabehere
Name: Michael Ansolabehere
Title: Vice President

The Pantry, Inc.

Second Amendment and Waiver